[LOGO] PIONEER
                                                                  Investments(R)

Pioneer
Europe Select
Fund

ANNUAL REPORT 8/31/01

Table of Contents
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Letter to Shareowners                                              1

Portfolio Summary                                                  2

Performance Update                                                 3

Portfolio Management Discussion                                    6

Schedule of Investments                                            9

Financial Statements                                              13

Notes to Financial Statements                                     19

Report of Independent Public Accountants                          25

Trustees, Officers and Service Providers                          26

The Pioneer Family of Mutual Funds                                27

Programs and Services for Pioneer Shareowners                     28


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Pioneer Europe Select Fund

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Dear Fellow Shareowners,
--------------------------------------------------------------------------------

As we all work to restore a sense of normalcy to our lives in the wake of September's terrible events, we at Pioneer extend our heartfelt sympathy to everyone who suffered pain or loss in that tragedy. To those touched directly, we offer a special expression of sympathy.

While the emotional impact of these trying days will stay with us, we are confident that, with time, their economic impact will pass. We base that confidence on Pioneer's 73 years of experience - nearly a third of our nation's history, covering wars and depression, crisis and prosperity.

That same confidence defines our investment outlook. In other moments of national emergency - World War II and the Gulf War, among others -the markets declined at first, then recovered. Investors who abandoned their investment programs during earlier periods of turmoil came to regret that decision when the markets resumed their long-term upward trend.

Shocks from the recent tragedy have set in motion a more abrupt economic slowdown than we had anticipated. More importantly for investors, we think the economy's rebound could be steeper as well, spurred by the strong stimuli of lower interest rates and government spending. We also believe that many global markets will follow a similar pattern.

Since the founding of Pioneer Fund, our flagship fund, in 1928, our only goal has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareowners have enjoyed for more than seven decades.

As always, you can check your Pioneer accounts and find recent fund information at www.pioneerfunds.com. In the meantime, if you are contemplating adjustments to your portfolio in the wake of September's events, we urge you to contact your investment professional.

Sincerely,

/s/ Theresa A. Hamacher

Theresa A. Hamacher
Chief Investment Officer
Pioneer Investment Management, Inc.


                                                                               1
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Pioneer Europe Select Fund

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PORTFOLIO SUMMARY 8/31/01
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Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[TABULAR REPRESENTATION OF A PIE CHART DEPICTED IN THE PRINTED MATERIAL.]

Financials                 30.9%
Basic Materials            16.8%
Consumer Cyclicals          9.2%
Consumer Staples            8.7%
Energy                      9.4%
Communications Services     8.3%
Technology                  5.8%
Capital Goods               6.4%
Utilities                   2.5%
Health Care                 2.0%

Geographical Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF A BAR CHART DEPICTED IN THE PRINTED MATERIAL.]

France          30.4%
United Kingdom  15.7%
Netherlands     13.0%
Germany         12.8%
Spain            9.2%
Italy            8.2%
Denmark          3.6%
Ireland          2.7%
Finland          2.5%
Switzerland      1.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Vodafone Group Plc                              5.41%
 2. Fortis NV                                       5.08
 3. Muenchener Rueckversicherungs Gesellschaft AG   4.94
 4. Aventis SA                                      4.93
 5. ENI S.p.A.                                      4.73
 6. Royal Dutch Petroleum Co.                       4.62
 7. Grupo Dragados SA                               4.24
 8. BNP Paribas SA                                  4.20
 9. Porsche AG Designs                              3.94
10. Societe Generale                                3.65

Fund holdings will vary for other periods.


2
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Pioneer Europe Select Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      8/31/01        12/29/00
                               $8.15          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains
                                    -              -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

------------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                  Net Asset      Public Offering
Period              Value             Price*
Life-of-Class
(12/29/00)         -18.50%           -23.18%
------------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

      Pioneer Europe
      Select Fund*      MSCI Europe Index
12/00     9425                10000
          9171                10005
2/01      8464                 9127
          7842                 8446
4/01      8341                 9046
          7945                 8605
6/01      7691                 8279
          7719                 8300
8/01      7681                 8084


*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Europe Select Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share
                               8/31/01        12/29/00
                               $8.13          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains
                                   -              -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

-----------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                        If              If
Period                 Held          Redeemed*
Life-of-Class
(12/29/00)           -18.70%         -21.95%
-----------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

               Pioneer Europe
               Select Fund*      MSCI Europe Index
12/00          10000             10000
                9740             10005
2/01            8980              9127
                8320              8446
4/01            8840              9406
                8420              8605
6/01            8150              8279
                8170              8300
8/01            7805              8084


*Reflects deduction of the maximum applicable contingent deferred sales charge
 (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Europe Select Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      8/31/01        12/29/00
                               $8.14          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains

                                   -              -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


--------------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                                        Public
                    Net Asset          Offering
Period                Value           Price/CDSC*

Life-of-Class
(12/29/00)           -18.60%            -20.21%
--------------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

          Pioneer Europe
          Select Fund*          MSCI Europe Index
12/00        9900                   10000
             9653                   10005
2/01         8901                    9127
             8257                    8446
4/01         8772                    9046
             8356                    8605
6/01         8089                    8279
             8109                    8300
8/01         7978                    8084

*Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
 (CDSC) applies to investments sold within one year of purchase.

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Europe Select Fund

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PORTFOLIO MANAGEMENT DISCUSSION 8/31/01
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European equity markets deteriorated during the first eight months of 2001 as slowing economic growth and a series of disappointing corporate earnings reports discouraged investors in European-based companies. In the following interview, Andrew Arbuthnott discusses the events and factors that affect your Fund's performance since inception on December 29, 2000 through the close of the fiscal year on August 31, 2001. Mr. Arbuthnott, Vice President, is a member of the Fund's investment management team based at Pioneer Investment Management's Dublin, Ireland office.

Q:    How did the Fund perform during the first eight months of 2001?

A: In a difficult period for equity investing in Europe, the Fund posted negative returns while outperforming its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index. Pioneer Europe Select Fund Class A shares had a total return at net asset value of -18.50% for the period ended August 31, 2001, while Class B and Class C shares had returns of -18.70% and -18.60%, respectively. The MSCI Europe Index had a return of -19.16% during the same period. The average total return for the 186 European region funds tracked by Lipper Inc. was -13.09%.

Q:    What were the primary factors influencing performance during the period?

A: European equities generally declined during the eight months as the Continent felt the effects of the economic slowdown that began in the United States. Investors were disappointed by lower forecasts for economic growth and a succession of corporate warnings that profits would fall below expectations. The slow response by the European Central Bank, which early in 2001 resisted following the lead of the U.S. Federal Reserve in lowering short-term interest rates, further discouraged investors. In this challenging environment, the poorest performers tended to be in the technology hardware and telecommunications industries, where profits disappointments combined with high stock valuations to create a volatile situation. With the exception of the pharmaceutical industry, more defensive industries tended to do relatively well in the down market. The better-performing stocks were in the oil, automobile, food, beverage and tobacco


6
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Pioneer Europe Select Fund

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      industries, as well in utilities, basic materials and banks. In addition to technology hardware and telecommunications stocks, the worst performers tended to be in the software and technology services, media, capital goods and insurance industries. Further undercutting the returns realized by U.S. investors, the euro declined an additional 3% versus the dollar during the eight months.

Q:    What strategies do you follow?

A: To gain the greatest benefit from our research-driven investment discipline, we have decided to focus on a select group of approximately 30 stocks that our investment team believes represents the best opportunities for long-term growth. The strategy is designed to take advantage of the strength of our organization, which has more than 150 professionals in the United States and Europe involved in independent investment research and analysis. We believe our presence in European markets gives us an advantage in assessing opportunities. We focus on individual stock selection, rather than top-down allocations to different industries or sectors. At the close of the fiscal year, on August 31, the Fund had significant emphasis on basic materials and food, beverage and tobacco stocks, while also emphasizing capital goods and automobile stocks. Our holdings in the energy, banking, telecommunications and software services industries tended to be about even with that of the MSCI Europe Index, while the Fund was underweighted in technology hardware, pharmaceutical, retail, utility and transportation stocks.

Q:    What were some examples of stocks in which you invested?

A: Porsche AG Designs, the mid-sized German company specializing in luxury sports cars, is a good example of the type of company we like. Porsche is introducing a series of new car models, the development costs of which have already been reflected in the company's profit-and-loss statements, and has excellent growth prospects. While economic activity has slowed, Porsche's focus on specific niches of the car market give it above-average potential over the years to come, while the company trades on a relatively low valuation. We also have invested in Grupo Dragados, a Spanish construction company that is well positioned to benefit from Spain's


                                                                               7
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Pioneer Europe Select Fund

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PORTFOLIO MANAGEMENT DISCUSSION 8/31/01                              (continued)
--------------------------------------------------------------------------------

      ambitious infrastructure development plans. Grupo Dragados, which also is involved in services such as waste disposal and port management, is expected to have a 20% earnings growth rate in the coming year, yet its stock has been selling at a very attractive price. Fortis, the banking and insurance company with a strong presence in Belgium and the Netherlands as well as insurance and investment operations in the United States, and Den Danske Bank, one of Denmark's largest banks, are two other examples of interesting companies in which we have invested recently.

Q: What were some of the investments that helped performance during the eight-month period and what were some of the more noteworthy disappointments?

A: British American Tobacco's stock rose by 16% during the eight-month period, while BNP Paribas, the major French bank, appreciated by 8%. ENI, the Italian oil company, was another good performer, rising by 7%. During the period, we invested in the initial public stock offering of Deutsche Boerse, which operates the German stock market. Its stock rose by 17%. Its high exposure to bond market transactions turned out to be a significant asset as investments in fixed income securities became more popular. The two most notable disappointments both were involved in the telecommunications industry. Nokia, the giant equipment company, fell by 64% while Vodafone Group, a major services company, declined by 44%.

Q:    What is your outlook?

A: Europe trailed the United States in entering the recent economic slump and it is likely to lag the United States in the recovery. However, we are already seeing some signs among the leading indicators of economic stabilization, and we expect to see a recovery in growth during 2002. At the same time, the recent corrections in the equity markets have created some very attractive stock valuations. We think this is a favorable environment to take advantage of Pioneer's strengths in investment analysis and individual stock selection. We intend to continue to focus on European companies that already have established themselves as leaders in their industries and that have the potential to do well as the economy improves.


8
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Pioneer Europe Select Fund

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SCHEDULE OF INVESTMENTS 8/31/01
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Shares                                                                     Value
              PREFERRED STOCKS - 3.9%
              Consumer Cyclicals - 3.9%
              Automobiles - 3.9%
       58     Porsche AG Designs *                                     $  19,907
                                                                       ---------
              Total Preferred Stocks
              (Cost $19,622)                                           $  19,907
                                                                       ---------

              COMMON STOCKS - 96.1%
              Basic Materials - 16.8%
              Chemicals (Diversified) - 4.9%
      340     Aventis SA                                               $  24,882
                                                                       ---------
              Chemicals (Specialty) - 3.1%
      111     Air Liquide SA *                                         $  15,692
                                                                       ---------
              Construction (Cement & Aggregates) - 5.8%
      170     Lafarge SA                                               $  15,432
      811     CRH Plc                                                     13,574
                                                                       ---------
                                                                       $  29,006
                                                                       ---------
              Metals Mining - 3.0%
      854     Rio Tinto Plc                                            $  15,338
                                                                       ---------
              Total Basic Materials                                    $  84,918
                                                                       ---------
              Capital Goods - 6.4%
              Engineering & Construction - 6.4%
      390     Alstom                                                   $  10,615
    1,554     Grupo Dragados SA                                           21,417
                                                                       ---------
                                                                       $  32,032
                                                                       ---------
              Total Capital Goods                                      $  32,032
                                                                       ---------
              Communication Services - 8.3%
              Cellular/Wireless Telecommunications - 5.4%
   13,681     Vodafone Group Plc                                       $  27,312
                                                                       ---------

   The accompanying notes are an integral part of these financial statements.  9
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Pioneer Europe Select Fund

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SCHEDULE OF INVESTMENTS 8/31/01                                      (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Telephone - 2.9%
      389     Deutsche Telekom AG                                      $   5,959
    1,706     Telecom Italia Mobile S.p.A. *                               8,809
                                                                       ---------
                                                                       $  14,768
                                                                       ---------
              Total Communication Services                             $  42,080
                                                                       ---------
              Consumer Cyclicals - 5.3%
              Publishing - 2.1%
      835     Elsevier NV                                              $  10,468
                                                                       ---------
              Services (Advertising/Marketing) - 3.2%
      692     Publicis SA                                              $  16,419
                                                                       ---------
              Total Consumer Cyclicals                                 $  26,887
                                                                       ---------
              Consumer Staples - 8.7%
              Foods - 5.5%
      132     Groupe Danone                                            $  17,964
       46     Nestle SA                                                    9,704
                                                                       ---------
                                                                       $  27,668
                                                                       ---------
              Tobacco - 3.2%
    1,935     British American Tobacco Plc                             $  16,491
                                                                       ---------
              Total Consumer Staples                                   $  44,159
                                                                       ---------
              Energy - 9.4%
              Oil & Gas (Refining & Marketing) - 4.6%
      411     Royal Dutch Petroleum Co.                                $  23,326
                                                                       ---------
              Oil (International Integrated) - 4.8%
    1,800     ENI S.p.A.                                               $  23,891
                                                                       ---------
              Total Energy                                             $  47,217
                                                                       ---------
              Financials - 30.9%
              Banks (Major Regional) - 12.1%
    1,131     Banco Bilbao Vizcaya Argentaria SA                       $  14,600
    1,063     Den Danske Bank                                             18,039
      876     HSBC Holdings Plc                                           10,200
      313     Societe Generale *                                          18,439
                                                                       ---------
                                                                       $  61,278
                                                                       ---------


10  The accompanying notes are an integral part of these financial statements.
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Pioneer Europe Select Fund

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--------------------------------------------------------------------------------

Shares                                                                     Value
              Banks (Money Center) - 4.2%
      231     BNP Paribas SA                                           $  21,210
                                                                       ---------
              Financial (Diversified) - 7.8%
      382     Deutsche Boerse AG                                       $  13,752
      911     Fortis NV                                                   25,632
                                                                       ---------
                                                                       $  39,384
                                                                       ---------
              Insurance (Life/Health) - 1.8%
      281     Assicurazioni Generali                                   $   8,903
                                                                       ---------
              Insurance (Multi-Line) - 5.0%
       87     Muenchener Rueckversicherungs Gesellschaft AG *          $  24,953
                                                                       ---------
              Total Financials                                         $ 155,728
                                                                       ---------
              Health Care - 2.0%
              Health Care (Drugs/Major Pharmaceuticals) - 2.0%
      206     AstraZeneca Plc                                          $   9,952
                                                                       ---------
              Total Health Care                                        $   9,952
                                                                       ---------
              Technology - 5.8%
              Communications Equipment - 2.5%
      800     Nokia Oyj                                                $  12,509
                                                                       ---------
              Computers (Software & Services) - 2.0%
    1,240     Indra Sistemas SA                                        $  10,326
                                                                       ---------
              Electronics (Semiconductors) - 1.3%
      241     Philips Electronics                                      $   6,503
                                                                       ---------
              Total Technology                                         $  29,338
                                                                       ---------
              Utilities - 2.5%
              Water Utilities - 2.5%
      295     Vivendi Environment                                      $  12,543
                                                                       ---------
              Total Utilities                                          $  12,543
                                                                       ---------
              TOTAL COMMON STOCKS
              (Cost $516,467)                                          $ 484,854
                                                                       ---------
              TOTAL INVESTMENTS IN SECURITIES
              (Cost $536,089) (a) (b) (c)                              $ 504,761
                                                                       ---------


  The accompanying notes are an integral part of these financial statements.  11
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Pioneer Europe Select Fund

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SCHEDULE OF INVESTMENTS 8/31/01                                      (continued)
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*       Non-income producing security.

(a) At August 31, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $539,232 was as follows:

        Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                      $ 15,238
                                                                       ---------

        Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                       (49,709)
                                                                       ---------

        Net unrealized loss                                            $(34,471)
                                                                       ========

(b) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

        France                                                           30.4%
        United Kingdom                                                   15.7
        Netherlands                                                      13.0
        Germany                                                          12.8
        Spain                                                             9.2
        Italy                                                             8.2
        Denmark                                                           3.6
        Ireland                                                           2.7
        Finland                                                           2.5
        Switzerland                                                       1.9
                                                                        -----
                                                                        100.0%

(c) At August 31, 2001, the Fund had a capital loss carryforward of $62,598 which will expire in 2009 if not utilized.

        Purchases and sales of securities (excluding temporary cash investments) for the period ended August 31, 2001, aggregated $1,148,656 and $546,826, respectively.


12  The accompanying notes are an integral part of these financial statements.
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Pioneer Europe Select Fund

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BALANCE SHEET 8/31/01
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $536,089)                   $504,761
  Cash                                                                   59,323
  Foreign currencies, at value                                            7,313
  Receivables -
    Fund shares sold                                                      1,163
    Dividends, interest and foreign taxes withheld                        1,787
  Due from Pioneer Investment Management, Inc.                           13,055
  Other                                                                      49
                                                                       --------
      Total assets                                                     $587,451
                                                                       --------
LIABILITIES:
 Due to affiliates                                                     $  3,897
 Accrued expenses                                                        54,644
                                                                       --------
      Total liabilities                                                $ 58,541
                                                                       --------
NET ASSETS:
  Paid-in capital                                                      $622,654
  Accumulated undistributed net investment income                         2,997
  Accumulated net realized loss on investments and
    foreign currency transactions                                       (65,741)
  Net unrealized loss on investments                                    (31,328)
  Net unrealized gain on other assets and liabilities
    denominated in foreign currencies                                       328
                                                                       --------
      Total net assets                                                 $528,910
                                                                       ========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $266,187/32,662 shares)                            $   8.15
                                                                       ========
  Class B (based on $158,129/19,449 shares)                            $   8.13
                                                                       ========
  Class C (based on $104,594/12,854 shares)                            $   8.14
                                                                       ========
MAXIMUM OFFERING PRICE:
  Class A                                                              $   8.65
                                                                       ========


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For The Period from 12/29/00 (Commencement of Operations) to 8/31/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $850)                      $  7,101
  Interest                                                                  1,444
                                                                         --------
    Total investment income                                                             $   8,545
                                                                                        ---------
EXPENSES:
  Management fees                                                        $  3,242
  Transfer agent fees
    Class A                                                                 1,233
    Class B                                                                   655
    Class C                                                                   400
  Distribution fees
    Class A                                                                   393
    Class B                                                                   969
    Class C                                                                   699
  Administrative fees                                                      20,726
  Custodian fees                                                           40,124
  Registration fees                                                         7,669
  Professional fees                                                        33,422
  Printing                                                                 12,097
  Fees and expenses of nonaffiliated trustees                               6,678
  Miscellaneous                                                               841
                                                                         --------
    Total expenses                                                                      $ 129,148
    Less management fees waived and expenses reimbursed
      by Pioneer Investment Management, Inc.                                             (122,650)
    Less fees paid indirectly                                                                 (36)
                                                                                        ---------
    Net expenses                                                                        $   6,462
                                                                                        ---------
      Net investment income                                                             $   2,083
                                                                                        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                          $(65,741)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                       223       $ (65,518)
                                                                         --------       ---------
  Net unrealized gain (loss) from:
    Investments                                                          $(31,328)
    Other assets and liabilities denominated in foreign currencies            328       $ (31,000)
                                                                         --------       ---------
    Net loss on investments and foreign currency transactions                           $ (96,518)
                                                                                        ---------
    Net decrease in net assets resulting from operations                                $ (94,435)
                                                                                        ---------


  14  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Period from 12/29/00 (Commencement of Operations) to 8/31/01


                                                                                   12/29/00
                                                                                     to
FROM OPERATIONS:                                                                    8/31/01
Net investment income                                                             $   2,083
Net realized loss on investments and foreign currency transactions                  (65,518)
Net unrealized loss on investments and foreign
  currency transactions                                                             (31,000)
                                                                                  ---------
  Net decrease in net assets resulting from operations                            $ (94,435)
                                                                                  ---------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $ 365,358
Cost of shares repurchased                                                          (42,013)
                                                                                  ---------
  Net increase in net assets resulting from fund share transactions               $ 323,345
                                                                                  ---------
  Net increase in net assets                                                      $ 228,910
NET ASSETS:
Beginning of period                                                               $ 300,000
                                                                                  ---------
End of period (including accumulated undistributed
  net investment income of $2,997)                                                $ 528,910
                                                                                  =========

CLASS A*                                                              '01 Shares  '01 Amount
Shares sold                                                              26,003    $237,867
Less shares repurchased                                                  (3,341)    (27,856)
                                                                         ------     -------
    Net increase                                                         22,662    $210,011
                                                                         ======    ========
CLASS B*
Shares sold                                                               9,946    $ 91,172
Less shares repurchased                                                    (497)     (4,073)
                                                                         ------     -------
    Net increase                                                          9,449    $ 87,099
                                                                         ======    ========
CLASS C*
Shares sold                                                               4,090    $ 36,319
Less shares repurchased                                                  (1,236)    (10,084)
                                                                         ------     -------
    Net increase                                                          2,854    $ 26,235
                                                                         ======    ========

* Fund shares were first publicly offered on January 2, 2001.

  The accompanying notes are an integral part of these financial statements.  15

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                                    12/29/00
                                                                       to
CLASS A(a)                                                           8/31/01
Net asset value, beginning of period                                $ 10.00
                                                                    -------
Increase (decrease) from investment operations:
  Net investment income                                             $  0.05
  Net realized and unrealized loss on investments
    and foreign currency transactions                                 (1.90)
                                                                    -------
        Net decrease from investment operations                     $ (1.85)
                                                                    -------
Net decrease in net asset value                                     $ (1.85)
                                                                    -------
Net asset value, end of period                                      $  8.15
                                                                    =======
Total return*                                                        (18.50)%
Ratio of net expenses to average net assets+                           1.76%**
Ratio of net investment income to average net assets+                  0.92%**
Portfolio turnover rate                                                 135%
Net assets, end of period (in thousands)                            $   266
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
    Net expenses                                                      39.42%**
    Net investment loss                                              (36.74)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
    Net expenses                                                       1.75%**
    Net investment income                                              0.93%**

(a)   Class A shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


16  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                                   12/29/00
                                                                      to
CLASS B(a)                                                         8/31/01
Net asset value, beginning of period                               $  10.00
                                                                   --------
Increase (decrease) from investment operations:
  Net investment income                                            $   0.02
  Net realized and unrealized loss on investments
    and foreign currency transactions                                 (1.89)
                                                                   --------
      Net decrease from investment operations                      $  (1.87)
                                                                   --------
Net decrease in net asset value                                    $  (1.87)
                                                                   --------
Net asset value, end of period                                     $   8.13
                                                                   ========
Total return*                                                        (18.70)%
Ratio of net expenses to average net assets+                           2.34%**
Ratio of net investment income to average net assets+                  0.29%**
Portfolio turnover rate                                                 135%
Net assets, end of period (in thousands)                           $    158
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
    Net expenses                                                      40.08%**
    Net investment loss                                              (37.45)%**
Ratios assuming no waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
    Net expenses                                                       2.33%**
    Net investment income                                              0.30%**

(a)   Class B shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  17

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                                   12/29/00
                                                                      to
CLASS C(a)                                                         8/31/01
Net asset value, beginning of period                               $  10.00
                                                                   --------
Increase (decrease) from investment operations:
  Net investment income                                            $   0.02
  Net realized and unrealized loss on investments
    and foreign currency transactions                                 (1.88)
                                                                   --------
Net decrease in net asset value                                    $  (1.86)
                                                                   --------
Net asset value, end of period                                     $   8.14
                                                                   ========
Total return*                                                        (18.60)%
Ratio of net expenses to average net assets+                           2.08%**
Ratio of net investment income to average net assets+                  0.45%**
Portfolio turnover rate                                                 135%
Net assets, end of period (in thousands)                           $    105
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
    Net expenses                                                      40.11%**
    Net investment loss                                              (37.58)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
    Net expenses                                                       2.07%**
    Net investment income                                              0.46%**

(a)   Class C shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


18  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Select Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on September 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objectives of the Fund is to seek capital growth by investing primarily in European equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund Shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01                                (continued)
--------------------------------------------------------------------------------

      the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its investments in any one European region. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated in to U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency translations represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.    Forward Foreign Currency Contracts

      The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      As of August 31, 2001, the Fund had no outstanding portfolio or settlement hedges.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

      At August 31, 2001, the Fund reclassified $223 and $691 from accumulated net realized loss on investments and foreign currency transactions and paid in capital, respectively, to accumulated net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01                                (continued)
--------------------------------------------------------------------------------

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned $184 in underwriting commissions on the sale of Fund shares during the period ended August 31, 2001.

F.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% on the assets over $500 million.

PIM has agreed not to impose all or portion of its management fee and, if necessary to limit other operating expenses of the Fund to the extent required to reduce Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide

Pioneer Europe Select Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At August 31, 2001, $2,351 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,204 in transfer agent fees payable to PIMSS at August 31, 2001.

4. Distribution Plans

The Fund adopted Plans of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $342 in distribution fees payable to PFD at August 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01                                (continued)
--------------------------------------------------------------------------------

are paid to PFD. For the period ended August 31, 2001, CDSCs in the amount of $47 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended August 31, 2001, the Fund's expenses were reduced by $36 under such arrangements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Europe Select Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Select Fund as of August 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Select Fund as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 5, 2001

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers
John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
Mary K. Bush                       David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.            Vincent Nave, Treasurer
Margaret B.W. Graham               Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                               Growth and Income Funds
United States                              Pioneer Fund
Pioneer Growth Shares                      Pioneer Balanced Fund
Pioneer Small Cap Value Fund+              Pioneer Equity Income
Pioneer Mid Cap Growth Fund++              Fund Pioneer Value Fund
Pioneer Mid Cap Value Fund                   (formerly Pioneer II)
Pioneer Small Company
Fund Pioneer Tax Managed Fund              Income Funds
                                           Taxable
International/Global                       Pioneer America Income Trust
Pioneer Emerging Markets Fund              Pioneer Bond Fund
Pioneer Europe Fund Pioneer                Pioneer High Yield Fund
Europe Select Fund                         Pioneer Strategic Income Fund
Pioneer International Value Fund**
  (formerly Pioneer International          Tax-Free
  Growth Fund)                             Pioneer Tax Free Income Fund
Pioneer International Equity Fund**
  (formerly Pioneer World                  Money Market Fund
  Equity Fund)                             Pioneer Cash Reserves Fund*

Sector Funds
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**    Name change effective July 30, 2001.
+     Name change effective September 6, 2001.
++    Name change effective September 21, 2001.

Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
      September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account -- without paying a sales charge -- within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment -- without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other

Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications and service
forms                                                             1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.                                10643-00-1001
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts  02109                 Underwriter of Pioneer mutual funds
www.pioneerfunds.com                    [RECYCLE LOGO] Printed on Recycled Paper